Exhibit 10.1

October 31, 2005

Mr. Robert Coords
Executive Vice President
AIG Re
70 Pine Street, 40th Floor
New York, NY 10270

Re:
Agreement to terminate and commute the Quota Share Reinsurance Contract by and among National Union Fire Insurance Company of Pittsburgh, PA and Coast National Insurance Company, Security National Insurance Company, Bristol West Insurance Company and Bristol West Casualty Insurance Company

Dear Bob:

Reference is made to the Quota Share Reinsurance Contract effective as of January 1, 2005, by and among National Union Fire Insurance Company of Pittsburgh, PA (hereinafter referred to as the “Subscribing Reinsurer”) and Coast National Insurance Company, Security National Insurance Company, Bristol West Insurance Company and Bristol West Casualty Insurance Company (hereinafter together referred to as the “Subscribing Company”) as amended to the date hereof (the “Quota Share Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Quota Share Agreement.

Provided the parties to the Quota Share Agreement have executed a commutation agreement, and all conditions to effectiveness set forth therein have been satisfied on or before January 7, 2006, the Subscribing Reinsurer and the Subscribing Company hereby mutually agree to terminate the Quota Share Agreement on a cut-off basis effective January 1, 2006, and the Subscribing Reinsurer hereby agrees to pay to the Subscribing Company the Profit Commission described in Article IX of the Quota Share Agreement not later than January 31, 2006.

The execution, delivery and performance of this letter agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a wavier of any right, power or remedy of the Subscribing Company under the Quota Share Agreement.

On behalf of the Subscribing Company,
Coast National Insurance Company,
Security National Insurance Company,
Bristol West Insurance Company,
Bristol West Casualty Insurance Company

 /s/ CRAIG EISENACHER
Name: Craig Eisenacher
Title: Treasurer

Acknowledged and Agreed:

On behalf of the Subscribing Reinsurer,
National Union Fire Insurance Company of Pittsburgh, PA.

/s/ ROBERT J COORDS
Name: Robert J. Coords
Title: Attorney - In - Fact